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                                POWER OF ATTORNEY
                                -----------------


         We, the undersigned Officers and Trustees of North American Funds (the "Trust"), hereby severally constitute and appoint Joseph T. Grause, Jr., John I. Fitzgerald, and Thomas J. Brown, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.


Signature                     Title                           Date
---------                     -----                           ----


/s/ Bradford K. Gallagher     Chairman; Trustee;           February 28, 2000
------------------------      President; Principal
Bradford K. Gallagher         Executive Officer

/s/ William F. Achtmeyer      Trustee                      February 28, 2000
------------------------
William F. Achtmeyer

/s/ Don B. Allen              Trustee                      February 28, 2000
------------------------
Don B. Allen

/s/ William F. Devin          Trustee                      February 28, 2000
------------------------
William F. Devin

/s/ Kenneth J. Lavery         Trustee                      February 28, 2000
------------------------
Kenneth J. Lavery

/s/ Thomas J. Brown           Treasurer; Principal         February 28, 2000
------------------------      Financial and
Thomas J. Brown               Accounting Officer